Exhibit 10.3

THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR QUALIFIED UNDER ANY STATE SECURITIES LAWS. THE TRANSFER OF THESE SECURITIES IS PROHIBITED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S AS PROMULGATED BY THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED. HEDGING TRANSACTIONS INVOLVING THESE SECURITIES (INCLUDING ANY SWAP OR ANY OTHER AGREEMENT OR ANY TRANSACTION THAT TRANSFERS, IN WHOLE OR IN PART, DIRECTLY OR INDIRECTLY, THE ECONOMIC CONSEQUENCE OF OWNERSHIP OF THESE SECURITIES, WHETHER ANY SUCH SWAP, AGREEMENT OR TRANSACTION IS TO BE SETTLED BY DELIVERY OF ALL OR ANY PORTION OF THESE SECURITIES OR ANY OTHER SECURITIES, IN CASH OR OTHERWISE) MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

Dated: November 6, 2013

WARRANT TO PURCHASE COMMON STOCK

IGNYTA, INC.

This Warrant to Purchase Common Stock (this “Warrant”) certifies that Nerviano Medical Sciences S.r.l. or its assigns (collectively, the “Holder”), for value received, is entitled to purchase, at the Exercise Price (as defined below), from Ignyta, Inc., a Nevada corporation (the “Company”), up to 16,667 fully paid and nonassessable shares of the Company’s Common Stock, par value $0.0001 per share (the “Common Stock”). For purposes of this Warrant, the term “Exercise Price” shall mean $6.00 per share, subject to adjustment as set forth herein. The Exercise Price and the number of shares purchasable hereunder are subject to adjustment as set forth in Section 4 of this Warrant. This Warrant is issued in connection with and pursuant to Section 4.1(c) of that certain License Agreement dated October 10, 2013, as amended October 25, 2013 (as amended, the “License Agreement”), between the Company and Nerviano Medical Sciences S.r.l.

1. Exercise; Issuance of Certificates; Exercise Limitations.

(a) Exercise. Subject to the provisions hereof, this Warrant is exercisable at the option of the Holder, at any time or from time to time, from or after the Effective Date, as such term is defined in the License Agreement (the “Initial Exercise Date”), up to and including 5:00 p.m. (Pacific Time) on the five (5) year anniversary of the Initial Exercise Date (the “Expiration Date”), for all or any portion of the shares of Common Stock which are purchasable hereunder (but not for a fraction of a share), upon surrender to the Company at its principal office (or at such other location as the Company may advise the Holder in writing) of this Warrant, properly endorsed, with (i) the Notice of Exercise attached hereto duly completed and executed, and (ii) payment pursuant to Section 2 of the aggregate Exercise Price for the number of shares for which this Warrant is being exercised determined in accordance with the provisions hereof. The Company agrees that the shares of Common Stock purchased hereunder shall be and are deemed to be issued to the Holder hereof as the record owner of such shares as of the close of business on the date on which this Warrant, properly endorsed, is surrendered, the completed and executed Notice of Exercise is delivered, and full payment for such shares is made as set forth herein. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the shares purchasable hereunder and the Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant to the Company for cancellation. Partial exercises of this Warrant resulting in purchases of a portion of the total number of shares purchasable hereunder shall have the effect of lowering the total number of shares that remain purchasable hereunder in an amount equal to the number of shares purchased. The Holder and the Company shall maintain records showing the number of shares purchased and the date of such purchases and the number of shares that remain purchasable hereunder, and in the event of a purchase of less than all the shares purchasable hereunder, the Company shall execute and deliver to the Holder within a reasonable time an Acknowledgement in the form attached hereto indicating the number of shares that remain purchasable under this Warrant, if any. The Company shall deliver to the Holder any objection to any Notice of Exercise within three (3) Business Days of the Company’s receipt thereof. In the event of any dispute or discrepancy regarding the number of shares that remain purchasable hereunder, the records of the Company shall be controlling and determinative in the absence of manifest error. The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this Section 1, following the purchase of a portion of the total number of shares purchasable hereunder, the number of shares that remain available for purchase hereunder at any given time may be less than the amount stated on the face hereof. For purposes of this Warrant, a “Business Day” shall mean any day, other than a Saturday or Sunday, on which banks in New York City are open for the general transaction of business.

(b) Issuance of Certificates. Certificates for any shares of Common Stock purchased hereunder, together with any other securities or property to which the Holder hereof is entitled upon such exercise, shall be delivered to the Holder hereof by the Company within a reasonable time after the rights represented by this Warrant have been so exercised. Each certificate so delivered shall bear the legend set forth on the cover page of this Warrant, and shall be in such denominations of the shares purchased hereunder as may be requested by the Holder hereof and shall be registered in the name or names as may be directed by the Holder. Issuance of certificates for shares purchased hereunder shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company; provided, however, that if certificates for any such shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

(c) Holder’s Exercise Limitations. The Company shall not effect any exercise of this Warrant, and a Holder shall not have the right to exercise any portion of this Warrant, to the extent that after giving effect to such exercise as set forth on the applicable Notice of Exercise, the Holder (together with the Holder’s Affiliates, and any other Persons acting as a group together with the Holder or any of the Holder’s Affiliates), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the immediately preceding sentence, the number of shares of Common Stock beneficially owned by the Holder and its Affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which such determination is being made and any other shares of Common Stock then beneficially owned by such Holder or its Affiliates, but shall exclude the number of shares of Common Stock which would be issuable upon (i) exercise of the remaining, unexercised portion of this Warrant beneficially owned by the Holder or any of its Affiliates and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company that are exercisable or convertible into shares of Common Stock and subject to a limitation on conversion or exercise analogous to the limitation set forth in this Section 1(c). Except as set forth in the immediately preceding sentence, for purposes of this Section 1(c), beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder, it being acknowledged by the Holder that the Company is not representing to the Holder that any such calculation is in compliance with Section 13(d) of the Exchange Act and the Holder is solely responsible for any schedules required to be filed in accordance therewith. To the extent that the limitation contained in this Section 1(c) applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any of its Affiliates) and of which portion of this Warrant is exercisable shall be in the sole discretion of the Holder, and the submission of a Notice of Exercise shall be deemed to be the Holder’s determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any of its Affiliates) and of which portion of this Warrant is exercisable, in each case subject to the Beneficial Ownership Limitation, and the Company shall have no obligation to verify or confirm the accuracy of any such determination. In addition, a determination as to any group status as contemplated in the first sentence of this Section 1(c) shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 1(c), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as reflected in (A) the Company’s most recent periodic or annual report filed with the Securities And Exchange Commission, as the case may be, (B) a more recent public announcement by the Company, or (C) a more recent written notice by the Company setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a Holder, the Company shall within two business days confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder or its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The provisions of this Section 1(c) shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 1(c) to correct this Section 1(c) (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this Section 1(c) shall apply to any successor Holder of this Warrant.

(d) Definitions. For purposes of Section 1(c), (i) Affiliate” shall mean any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule

405 under the Securities Act of 1933, as amended (the “Securities Act”), (ii) “Beneficial Ownership Limitation” shall mean 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon exercise of this Warrant; provided, however, that the Holder, upon not less than 61 days’ prior written notice to the Company, may increase or decrease the Beneficial Ownership Limitation, provided that the Beneficial Ownership Limitation in no event exceeds 9.99% of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon exercise of this Warrant, and any such increase or decrease will not be effective until the 61st day after such notice is delivered to the Company, and (iii) “Person” shall mean an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

2. Payment for Shares. The aggregate purchase price for shares purchased hereunder shall be paid to the Company by cash or wire transfer of immediately available funds.

3. Shares to be Fully Paid; Reservation of Shares. The Company covenants and agrees that all shares of Common Stock which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable and free from all preemptive rights of any stockholder and free of all taxes, liens and charges with respect to the issue thereof. The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, commencing on the Initial Exercise Date and continuing through the Expiration Date or the earlier exercise of this Warrant in full, the Company will at all times have authorized and reserved, for the purpose of issue or transfer upon exercise of the rights evidenced by this Warrant, a sufficient number of shares of authorized but unissued shares of Common Stock, or other securities and property, when and as required to provide for the exercise of the rights represented by this Warrant.

4. Adjustment of Exercise Price and Number of Shares. The Exercise Price and the number of shares purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the occurrence of certain events described in this Section 4.

(a) Subdivisions, Combinations and Dividends. In the event the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares or pay a dividend in Common Stock in respect of outstanding shares of Common Stock, the number of shares purchasable hereunder shall be proportionately increased so that this Warrant shall be exercisable for the number of shares that the Holder would have received had the Warrant been fully exercised prior to such subdivision or dividend, and the Exercise Price in effect immediately prior to such subdivision or at the record date of such dividend shall be proportionately decreased so that the aggregate exercise price to purchase all shares available under this Warrant immediately following such subdivision or dividend shall be as nearly equal as practicable to the aggregate exercise price that would have been needed to purchase all shares available under this Warrant immediately prior to such subdivision or dividend. In the event the Company shall at any time combine its outstanding shares of Common Stock into a smaller number of shares, the number of shares purchasable hereunder shall be proportionately decreased so that this Warrant shall be exercisable for the number of shares that the Holder would have received had the Warrant been fully exercised prior to such combination, and the Exercise Price in effect immediately prior to such combination shall be proportionately increased so that the aggregate exercise price to purchase all shares available under this Warrant immediately following such combination shall be as nearly equal as practicable to the aggregate exercise price that would have been needed to purchase all shares available under this Warrant immediately prior to such combination.

(b) Reclassification. If any reclassification of the capital stock of the Company shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities, or other assets or property, then, as a condition of such reclassification, lawful and adequate provisions shall be made whereby the Holder hereof shall thereafter have the right to purchase and receive (in lieu of the shares of Common Stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby) such shares of stock, securities or other assets or property as may be issued or payable with respect to or in exchange for a number of outstanding shares of Common Stock equal to the number of shares of Common Stock immediately theretofore purchasable and receivable upon the exercise of this Warrant. In any such reclassification, appropriate provision shall be made with respect to the rights and interests of the Holder of this Warrant to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Exercise Price and of the number of shares purchasable and receivable upon the exercise of this Warrant) shall thereafter be applicable, as nearly as may be practicable, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof.

5. Acquisition. In the event of any reorganization, consolidation or merger of the Company, transfer of all or substantially all of the assets of the Company or any simultaneous sale of more than a majority of the then outstanding securities of the Company other than a mere reincorporation transaction (an “Acquisition”), then, as a condition of such Acquisition, lawful and adequate provisions shall be made whereby the Holder hereof shall thereafter have the right to purchase and receive (in lieu of the shares of Common Stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby), at the same aggregate exercise price, such shares of stock, securities or other assets or property as may be issued or payable with respect to or in exchange for a number of outstanding shares of Common Stock equal to the number of shares of Common Stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby. In any Acquisition, appropriate provision shall be made with respect to the rights and interests of the Holder of this Warrant to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Exercise Price and of the number of shares purchasable and receivable upon the exercise of this Warrant) shall thereafter be applicable, as nearly as may be practicable, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof.

6. Notice to the Holder.

(a) Notice of Adjustment. Upon any adjustment of the Exercise Price or any increase or decrease in the number of shares purchasable upon the exercise of this Warrant pursuant to the terms of Section 4, the Company shall, within a reasonable period of time following such adjustment, give written notice thereof, by first class mail postage prepaid, addressed to the registered Holder of this Warrant at the address of such Holder as shown on the books of the Company. The notice shall state the Exercise Price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

(b) Other Notices. If at any time:

(1) the Company shall declare a cash dividend on its Common Stock;

(2) there shall be any capital reorganization or reclassification of the capital stock of the Company;

(3) there shall be an Acquisition of the Company; or

(4) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then, in any one or more of said cases, the Company shall give, by first class mail, postage prepaid, addressed to the Holder of this Warrant at the address of such Holder as shown on the books of the Company, (a) at least five (5) business days’ prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, and (b) in the case of any such Acquisition, dissolution, liquidation or winding-up, at least five (5) business days’ prior written notice of the date when the same shall take place. Any notice given in accordance with the foregoing clause (a) shall also specify, in the case of any such dividend, the date on which the holders of Common Stock shall be entitled thereto. Any notice given in accordance with the foregoing clause (b) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such Acquisition, dissolution, liquidation or winding-up, as the case may be.

7. No Stockholder Rights. Nothing contained in this Warrant shall be construed as conferring upon the Holder hereof the right to vote or to consent to receive notice as a stockholder of the Company or any other matters or any rights whatsoever as a stockholder of the Company. No dividends or interest shall be payable or accrued in respect of this Warrant or the interest represented hereby or the shares purchasable hereunder until, and only to the extent that, this Warrant shall have been exercised.

8. Representations by the Holder. The Holder, by its acceptance of this Warrant, hereby represents and warrants that: (i) it is acquiring this Warrant and, upon any exercise hereof, will acquire the shares issuable upon such exercise (this Warrant and all such shares, collectively, the “Securities”), for its own account and not with a view to or for distributing or reselling such shares or any part thereof in violation of the Securities Act or any applicable state securities law, except pursuant to sales registered or exempted under the Securities Act and such state securities laws; (ii) it is aware of the Company’s business affairs and financial condition, and has acquired information about the Company sufficient to reach an informed and knowledgeable decision to acquire this Warrant; (iii) it understands and acknowledges that an investment in the Securities involves a high degree of risk and may result in a complete loss of the investment; (iv) it understands that the Securities are “restricted securities” and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the Holder’s investment intent and other representations set forth in this Section 8; (v) it understands that this Warrant must be held indefinitely unless subsequently registered under the Securities Act and qualified under any applicable state securities laws, or unless exemptions from registration and qualification are otherwise available; (vi) it understands that the Company has no obligation or intent to register any of the Securities under the Securities Act of any applicable state securities laws; (vii) it is aware of the provisions of Rule 144, promulgated under the Securities Act; and (viii) either (A) it is an “accredited investor” as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act, or (B) if it is not a “U.S. person” as such term is defined in Rule 902 of Regulation S promulgated under the Securities Act, it (1) certifies that it is not a “U.S. person” as such term is defined in Rule 902 of Regulation S promulgated under the Securities Act, and that it is not acquiring the Securities for the account or benefit of any such U.S. person, (2) agrees to resell the Securities only in accordance with the provisions of Regulation S promulgated under the Securities Act, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration and agrees not to engage in hedging transactions with regard to such securities unless in compliance with the Securities Act, (3) agrees that any certificates for any Securities issued to it shall contain a legend to the effect that transfer is prohibited except in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act or pursuant to an available exemption from registration and that hedging transactions involving the Securities may not be conducted unless in compliance with the Securities Act, and (4) agrees that the Company is hereby required to refuse to register any transfer of any Securities issued to the Holder not made in accordance with the provisions of Regulation S promulgated under the Securities Act, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration.

9. Transferability.

(a) Restrictions on Transfer. The Holder shall not make any disposition of all or any of the Securities unless and until the transferee has agreed in writing for the benefit of the Company to be bound by the terms of this Warrant, including without limitation the representations set forth in Section 8 hereof, and

(1) there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement (it being expressly understood that the Company is under no obligation to file such a registration statement); or

(2)(A) the Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (B) if reasonably requested by the Company, the Holder shall have furnished the Company with an opinion of counsel reasonably satisfactory to the Company that such disposition will not require registration of the Securities under the Securities Act or an applicable state securities laws.

Notwithstanding the provisions of subsections (1) and (2) above, no such registration statement or opinion of counsel shall be necessary for a transfer by a Holder that is a partnership or limited liability company to a partner of such partnership or a member of such limited liability company or a retired partner of such partnership who retires after the date hereof or a retired member of such limited liability company who retires after the date hereof, or to the estate of any such partner, retired partner, member or retired member or the transfer by gift, will or intestate succession by any partner or member to his or her spouse or to the siblings, lineal descendants or ancestors of such partner or member or his or her spouse, if the transferee agrees in writing to be subject to the terms hereof to the same extent as if he or she were the original Holder hereunder.

(b) Warrant Transferable. Subject to compliance with applicable federal and state securities laws and the transfer restrictions set forth herein, this Warrant and all rights hereunder may be transferred, in whole or in part, without charge to the holder hereof (except for transfer taxes), upon the prior written consent of the Company and, thereafter, upon surrender of this Warrant to the Company, delivery to the Company of the completed sand signed Assignment Form attached hereto, payment to the Company of any transfer taxes, and otherwise in compliance with the provisions hereof. Each taker and holder of this Warrant, by taking or holding the same, consents and agrees (i) that Holder of this Warrant, as reflected in the Company’s books and records pursuant to any assignment in accordance with the provisions of this Warrant, may be treated by the Company and all other persons dealing with this Warrant as the absolute owner hereof for any purpose, including the exercise hereof.

10. Lost Warrants. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant, the Company, at its expense, will make and deliver a new Warrant, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant.

11. Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

12. Notices. Except as may be otherwise provided herein, all notices, requests, waivers and other communications made pursuant to this Warrant shall be made in accordance with Section 13.1 of the License Agreement.

13. Governing Law. This Warrant is to be construed in accordance with and governed by the laws of the State of New York.

14. Successors and Assigns. Subject to applicable securities laws and the terms hereof, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the successors and permitted assigns of the Holder.

15. Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

IN WITNESS WHEREOF, the Company has caused this Warrant to Purchase Common Stock to be duly executed by its officer, thereunto duly authorized as of the date first above written.

IGNYTA, INC.,
a Nevada corporation

By: /s/ Jonathan E. Lim
Name: Jonathan E. Lim
Title: President and Chief Executive Officer

NOTICE OF EXERCISE

(To exercise all or a portion of the Warrant,

execute this form and supply the required information.)

To: IGNYTA, INC.

The undersigned, the holder of a right to purchase shares of Common Stock of Ignyta, Inc. (the “Company”), pursuant to that certain Warrant to Purchase Common Stock (the “Warrant”) dated             , 2013, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder,                     (            ) shares of Common Stock of the Company, and herewith tenders             Dollars ($            ) in cash as payment for such shares, along with all applicable transfer taxes, if any.

The undersigned hereby requests that a certificate or certificates representing the shares purchased hereunder be issued in the name of the undersigned or in the following other name:

The undersigned hereby requests that a certificate or certificates representing the shares purchased hereunder be physically delivered to the following address:

The undersigned represents that it is acquiring such securities for its own account for investment and not with a view to or for sale in connection with any distribution thereof and in order to induce the issuance of such securities makes to the Company, as of the date hereof, the representations and warranties set forth in Section 8 of the Warrant.

DATED:

[NAME OF HOLDER]

By:

Name:

Its:

ASSIGNMENT FORM

(To assign the Warrant, execute this form and supply the required information.

Do not use this Assignment Form to exercise the Warrant.)

FOR VALUE RECEIVED, the undersigned Holder of that certain Warrant to Purchase Common Stock (the “Warrant”) dated             , 2013 and issued by IGNYTA, INC. (the “Company”), hereby assigns the Warrant and all rights evidenced thereby, to:

                                                                                                                                                                                                                                                                      ,

whose address is:

                                                                                                                                                                                                                                                                      .

Dated:             , 201

Holder’s Name:

Holder’s Signature:

Holder’s Address:

Signature Guaranteed:

NOTE: The Holder’s name and signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant or any prior Assignment Form relating thereto, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the Warrant.

ACKNOWLEDGMENT

(To be completed and delivered by the Company,

upon any partial exercise of the Warrant.)

To: [NAME OF HOLDER]

The undersigned hereby acknowledges that as of the date hereof,             (            ) shares of Common Stock remain subject to the right of purchase in favor of [NAME OF HOLDER] pursuant to that certain Warrant to Purchase Common Stock dated             , 2013 and issued by IGNYTA, INC. (the “Company”).

DATED:

IGNYTA, INC.

By:

Name:

Title: